Exhibit 10.4

WAIVER

THIS WAIVER (the “Waiver”), dated as of April             , 2013, is by and among ARRIS GROUP, INC., a Delaware corporation (the “Company”), ARRIS ENTERPRISES I, INC., a Delaware corporation (“Parent”), ARRIS ENTERPRISES II, INC., a Delaware corporation (“Merger Sub”), and the individual named on the signature page hereto (“Executive”).

WHEREAS, Executive and the Company are parties to an Employment Agreement (as previously or hereafter amended, the “Employment Agreement”);

WHEREAS, the Company, Parent, and Merger Sub and the other parties thereto are parties to an Acquisition Agreement dated as of December 19, 2012 (the “Acquisition Agreement”), that contemplates the merger of Merger Sub with and into the Company, resulting in the Company being the surviving corporation and a wholly-owned subsidiary of Parent;

WHEREAS, Executive and the Company agree that the transactions contemplated by the Acquisition Agreement are not of the type intended to constitute a “change in control” or “potential change in control” or create “good reason” under the Employment Agreement or any equity plan or other agreement to which Executive is a party or that is for the benefit of Executive;

WHEREAS, Executive desires to clarify the terms of the Employment Agreement and such other agreements and waive any rights that he otherwise may have under the Employment Agreement or any equity plan or other agreement to which Executive is a party or that is for the benefit of Executive to assert that the transactions contemplated by the Acquisition Agreement constitute a “change of control” or “potential change of control” or create “good reason;” and

WHEREAS, the parties hereto also desire to substitute Parent for the Company as the contracting party under the Employment Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1. Executive agrees that the transactions contemplated by the Acquisition Agreement were not intended to, and shall not, constitute a “change of control” or “potential change of control” or create “good reason” under the Employment Agreement or any equity plan or other agreement to which Executive is a party or that is for the benefit of Executive, and Executive waives any rights he may have with respect to any “change of control” or “potential change of control,” “good reason” or similar provision in the Employment Agreement or any such other agreement in connection with the transactions contemplated by the Acquisition Agreement.

2. Effective as of the closing of the “Merger” (as defined in the Acquisition Agreement), the Company assigns all of its rights in, and delegates all of its obligations under, the Employment Agreement to Parent, and Parent accepts such rights and assumes all such obligations, and thereafter Parent shall be substituted as the Company for all purposes under the Employment Agreement.

3. Executive consents to the assignment and assumption provided for in the foregoing paragraph, and effective upon such closing releases the Company from any further obligations under the Employment Agreement.

4. The Employment Agreement is amended by adding thereto, in an appropriate place and with an appropriate caption, the following: “Payments under this Agreement shall be subject to any (a) any applicable law or regulation, stock exchange rule, or policy required by the foregoing providing for recoupment or clawback, and (b) any recoupment or clawback policy of the Company in effect on the date hereof (or the date of any amendment hereto).”

5. Except as modified hereby, the Employment Agreement and any other agreements to which Executive is a party or that is for the benefit of Executive shall remain in full force and effect.

6. The miscellaneous provisions contained in the Employment Agreement, including those governing the choice of law or the resolution of disputes, are incorporated herein as if set forth herein in their entirety.

IN WITNESS WHEREOF, the parties have executed this Waiver as of the date first above written.

“Company”

ARRIS GROUP, INC.

By:
Name:
Title:

“Parent”

ARRIS ENTERPRISES I, INC.

By:
Name:
Title:

“Merger Sub”

ARRIS ENTERPRISES II, INC.

By:
Name:
Title:

“Executive”

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